EXHIBIT 99.1


                                                                   Press Release

For Immediate News Release
May 1, 2006


     Mission West Properties Announces First Quarter 2006 Operating Results

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended March 31, 2006 was $34,526,000 or $0.33 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $20,308,000 or $0.19 per diluted common share for the same period in 2005. On a sequential quarter basis, FFO per diluted common share increased $0.15 compared to the prior quarter ended December 31, 2005. Termination fees and security deposit forfeitures relating to lease terminations accounted for approximately $16,056,000, or $0.15 per diluted common share. Excluding termination fees and security deposit forfeitures, FFO for the quarter ended March 31, 2006 was $0.18 per diluted common share.

Net income to common stockholders per diluted share was $0.28 for the quarter ended March 31, 2006 compared to $0.13 for the quarter ended March 31, 2005. Excluding termination fees and security deposit forfeitures relating to lease terminations, net income to common stockholders per diluted share for the quarter ended March 31, 2006 was $0.13 per diluted share. The impact of stock option compensation expense from the adoption of SFAS No. 123R, "Share-based Payment", had minimal impact on the Company's financial position and results of operations.

ACQUISITION ACTIVITY

In March 2006, the Company acquired a fully leased office/R&D property with approximately 95,700 rentable square feet located at 233 South Hillview Drive in Milpitas, California from Sipex Corporation. The total acquisition price for this property was approximately $13,450,000 and was funded from the proceeds received from the 800 Embedded Way property sale in October 2005.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 109 properties totaling approximately 7.9 million rentable square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months
                                                      Ended               Ended
                                                   Mar 31, 2006        Mar 31, 2005
                                                 -----------------    ---------------
REVENUES
Rental revenue from real estate                     $24,316 (1)          $26,247 (1)
Tenant reimbursements                                 3,309                3,628
Other income, including lease terminations
     and interest                                    16,788                  303
                                                 -----------------    ---------------
  Total revenues                                     44,413               30,178
                                                 -----------------    ---------------
EXPENSES:
Operating expenses                                    2,056                2,173
Real estate taxes                                     2,625                2,716
Interest                                              5,215                4,647
Interest (related parties)                              192                  307
General and administrative                              635                  675
Depreciation and amortization of real estate          5,479 (2)            5,574 (2)
                                                 -----------------    ---------------
  Total expenses                                     16,202               16,092
                                                 -----------------    ---------------
Income before equity in earnings of unconsolidated
     joint venture and minority interests            28,211               14,086
Equity in earnings of unconsolidated joint venture      331                   (6)
Minority interests                                  (23,390)             (11,677)
                                                 -----------------    ---------------
   Income from continuing operations                  5,152                2,403
                                                 -----------------    ---------------

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations           -                   14
  Loss from discontinued operations                       -                   (9)
                                                 -----------------    ---------------
Income from discontinued operations                       -                    5
                                                 -----------------    ---------------
Net income to common stockholders                    $5,152               $2,408
                                                 =================    ===============
Net income to minority interests                    $23,390              $11,695
                                                 =================    ===============
Income per share from continuing operations:
   Basic                                              $0.28                $0.13
   Diluted                                            $0.28                $0.13
Income per share from discontinued operations:
   Basic                                                  -                    -
   Diluted                                                -                    -
                                                 -----------------    ---------------
Net income per share to common stockholders:
   Basic                                              $0.28                $0.13
                                                 =================    ===============
   Diluted                                            $0.28                $0.13
                                                 =================    ===============
Weighted average shares of common stock (basic)    18,455,897           18,110,524
                                                 =================    ===============
Weighted average shares of common stock (diluted)  18,520,297           18,136,797
                                                 =================    ===============
Weighted average O.P. units outstanding            86,082,539           86,371,362
                                                 =================    ===============

FUNDS FROM OPERATIONS
Funds from operations                               $34,526              $20,308
                                                 =================    ===============
Funds from operations per share ((3))                $ 0.33               $ 0.19
                                                 =================    ===============
Outstanding common stock                           18,511,291          18,147,191
                                                 =================    ===============
Outstanding O.P. units                             86,038,095          86,334,695
                                                 =================    ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                          104,602,836         104,508,159
                                                 =================    ===============

                                                   Three Months        Three Months
FUNDS FROM OPERATIONS CALCULATION                     Ended               Ended
                                                   Mar 31, 2006        Mar 31, 2005
                                                 -----------------    ---------------
Net income                                           $5,152               $2,408
Add:
   Minority interests ((4))                          23,256               11,574
   Depreciation and amortization of real estate
      from continuing operations                      5,907                6,001
   Depreciation and amortization of real estate
      from discontinued operations                        -                   33
   Depreciation & amortization of real estate
      held in unconsolidated joint venture              211                  355
Less:
   Gain on sale of real estate                            -                  (63)
                                                 -----------------    ---------------
Funds from operations                               $34,526              $20,308
                                                 =================    ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months
                                                       Ended              Ended
PROPERTY AND OTHER DATA:                           Mar 31, 2006        Mar 31, 2005
                                                 -----------------    ---------------
Total properties, end of period                          109                  108
Total square feet, end of period                   7,894,355            8,019,082
Average monthly rental revenue per square foot (5)     $1.63                $1.59

Occupancy for leased properties                         67.3%                67.7%
Straight-line rent                                  ($   677)             $   615
Leasing commissions                                  $   270              $ 3,584
Capital expenditures                                 $    79              $   285

BALANCE SHEET                                   March 31, 2006       December 31, 2005
                                              --------------------  --------------------
Assets:
Land                                              $  277,269            $  273,933
Buildings and improvements                           775,237               766,457
Real estate related intangible assets                 18,784                17,410
                                              --------------------  --------------------
   Total investments in properties                 1,071,290             1,057,800
Less accumulated depreciation and amortization      (136,370)             (130,419)
                                              --------------------  --------------------
   Net investments in properties                     934,920               927,381
Cash and cash equivalents                             39,937                31,441
Restricted cash                                       12,698                16,712
Deferred rent receivable                              18,540                19,218
Investment in unconsolidated joint venture             3,340                 3,263
Other assets                                          28,212                25,362
                                              --------------------  --------------------
   Total assets                                   $1,037,647            $1,023,377
                                              ====================  ====================

Liabilities:
Mortgage notes payable                             $ 355,009             $ 357,481
Mortgage notes payable - related parties               9,955                10,051
Interest payable                                         321                   321
Security deposits                                      6,608                 8,047
Deferred rental income                                10,585                 6,103
Dividend/distribution payable                         16,729                16,725
Accounts payable and accrued expenses                 10,939                 8,952
                                              --------------------  --------------------
   Total liabilities                                 410,146               407,680

Minority interests                                   509,522               500,682

Stockholders' equity:
Common stock, $.001 par value                             18                    18
Paid in capital                                      138,811               138,038
Accumulated deficit                                  (20,850)              (23,041)
                                              --------------------  --------------------
   Total stockholders' equity                        117,979               115,015
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,037,647            $1,023,377
                                              ====================  ====================


(1) Includes approximately $472 in amortization expense for the three months ended March 31, 2006 and 2005 for the amortization of an above-market lease intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(2) Includes approximately $340 and $440 in amortization expense for the three months ended March 31, 2006 and 2005, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.